Slide 1

Exhibit 99.3

Second Quarter 2004 Earnings Call

July 27, 2004 9:00 AM EDT

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ending December 27, 2003.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s second quarter earnings release of July 26, 2004. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Operating Environment

1. Market Environment

2. Factors Impacting Gross Margin

3. Growth Initiatives – Nanjing Boiler Works

4. Earnings Guidance

Slide 4

World Carbon Steel Price

Hot Rolled Plate $ per Metric Ton

700 600 500 400 300 200 100 0

Average 2Q04 prices are 67% greater than a year ago

MEPS Forecast

3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3QE 4QE 1QE 2QE

2002 2003 2004 2005

Source: MEPS (International) Ltd.

Slide 5

Deltak Power Equipment Group (China) Ltd.

Formerly Nanjing Boiler Works

Nearly 50 years operating in China

300,000+ Sq. Ft. of fabrication space

Has all ASME stamps, “A” boiler license, service and support personnel

Low-cost, strategically located

Purchase price: $10 million

Slide 6

Financial Results – 2Q04 vs. 2Q03

In $000s, except per share and % chg

2Q04 2Q03 % Chg

Revenues $57,021 $64,002 -10.9%

Direct Costs $47,892 $47,052 +1.8%

Gross Margin $9,129 $16,950 -46.1%

Gross Margin Percent 16.0% 26.5% -10.5 pts

Operating Expenses

G&A $5,824 $5,753 +1.2%

Other $2,717 $2,902 -6.4%

Total Operating Expenses $8,541 $8,655 -1.3%

Operating Profit $588 $8,295 -92.9%

Net Interest Expense $111 $394 -71.8%

Net Income Before Income Taxes $477 $7,901 -94.0%

Income Tax Provision $181 $3,081 -94.1%

Net Income $296 $4,820 -93.9%

Diluted Shares Outstanding 46,949 45,756 +2.6%

EPS $0.01 $0 .11 -90.9%

EBITDA $1,413 $9,193 -84.6%

Slide 7

Financial Results – YTD04 vs. YTD03

In $000s, except per share and % chg

YTD04 YTD03 % Chg

Revenues $112,147 $141,028 -20.5%

Direct Costs $91,205 $102,860 -11.3%

Gross Margin $20,942 $38,168 -45.1%

Gross Margin Percent 18.7% 27.1% -8.4 pts

Operating Expenses

G&A $13,423 $12,010 +11.8%

Other $5,379 $6,109 -11.9%

Total Operating Expenses $18,802 $18,119 +3.8%

Operating Profit $2,140 $20,049 -89.3%

Net Interest Expense $311 $892 -65.1%

Net Income Before Income Taxes $1,829 $19,157 -90.5%

Income Tax Provision $695 $7,471 -90.7%

Net Income $1,134 $11,686 -90.3%

Diluted Shares Outstanding 46,839 45,618 +2.7%

EPS $0.02 $0. 26 -92.3%

EBITDA $3,803 $21,855 -82.6%

Slide 8

Financial Results

Segment and Geographic Details

2Q04 vs. 2Q03 and YTD04 vs. YTD03

In $000s, except % chg

Revenues 2Q04 2Q03 Change % Chg

Heat Recovery Equipment $26,162 $30,480 $(4,318) (14.2)%

Auxiliary Power Equipment 30,859 33,522 (2,663) (7.9)%

Total $57,021 $64,002 $(6,981) (10.9)%

United States $19,908 $46,097 $(26,189) (56.8)%

Asia 14,705 4,603 10,102 219.5%

Europe 5,602 7,677 (2,075) (27.0)%

Middle East 14,815 3,527 11,288 320.0%

Other 1,991 2,098 (107) (5.1)%

Revenues YTD04 YTD03 Change % Chg

Heat Recovery Equipment $54,598 $67,177 $(12,579) (18.7)%

Auxiliary Power Equipment 57,549 73,851 (16,302) (22.1)%

Total $112,147 $141,028 $(28,881) (20.5)%

United States $47,833 $99,135 $(51,302) (51.7)%

Asia 21,398 8,078 13,320 164.9%

Europe 11,455 14,399 (2,944) (20.4)%

Middle East 27,536 12,601 14,935 118.5%

Other 3,925 6,815 (2,890) (42.4)%

Slide 9

Gross Margins

By Quarter

30%

25%

20%

15%

10%

16.0%

Average 20.5%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q

1999 2000 2001 2002 2003 2004

Average for year 17.9% 17.0% 18.2% 22.4% 27.1% 18.7%

Slide 10

Historical Backlog

By Month



At quarter's end
$ MMs
750
500
250
0
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J
1999
2000
2001
2002
2003
2004

Slide 11

Financial Results – Through 2Q2004

Cash & Cash Usage

In $000s

FY2001 FY2002 FY2003 YTD2004

Beginning of period cash $26,308 $2,435 $59,042 $51,315

EBITDA 94,361 92,936 36,977 3,803

Other operating, investing, financing activities 6,790 12,123 (9,183) (16,128)

Change in debt (113,465) (45,556) (35,110) (7,317)

Capital expenditures (11,559) (2,896) (411) (486)

Change in cash (23,873) 56,607 (7,727) (20,128)

Cash at end of period $2,435 $59,042 $51,315 $31,187

Total Debt / Net Debt as of:

12/30/00 Total Debt $219,094

Net Debt 192,786

12/29/01 Total Debt $105,629

Net Debt 103,194

12/28/02 Total Debt $60,073

Net Debt 1,031

12/27/03 Total Debt $24,963

Net Debt (26,352)

6/26/04 Total Debt $17,646\

Net Debt (13,541)

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

Slide 12

Key Financial Statistics

As of 6/26/04

Net working capital (average LTM) - $000s $(20,927)

EBITDA - $000s $3,803

Total debt - $000s $17,646

Cash & Cash Equivalents - $000s $31,187

Net debt - $000s $(13,541)

Stockholders’ equity - $000s $160,971

Total capital invested (Stockholders’ equity + LT-Debt) - $000s $160,975

Total debt to total capitalization 11.0%

Pre-tax Return on Average Invested Capital (LTM) 13.7%

Pre-tax Return on Average Equity (LTM) 9.4%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

Slide 13

Thank You

For Additional Information Please Contact: Bob Zwerneman Director, Investor Relations Global Power Equipment Group Inc.

(918) 274-2398 bobz@globalpower.com